UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 28, 2020
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 28, 2020, Hope Bancorp, Inc. (“the Company”) entered into a Rule 10b5-1 trading plan to facilitate the repurchase of its common shares under its $50 million share repurchase program previously announced on July 16, 2019. As of February 28, 2020, the Company had $9.7 million remaining under the share repurchase program. The Company effectively enters into its quarterly blackout period on March 2, 2020, which is 30 days prior to the close of the first quarter ending March 31, 2020. Repurchases under the Company’s 10b5-1 trading plan, which expires on April 24, 2020, unless the entire repurchase amount has been acquired before that date, will be administered through an independent broker, may be made in the open market or through privately negotiated transactions, and will be subject to the rules of Nasdaq and applicable securities laws and regulations, including Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1932, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This disclosure contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include our expectations regarding the repurchases of our common stock under the stock repurchase program. Forward-looking statements include all statements that are not historical fact. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from expectations. These risks and uncertainties include our stock price, the trading volume of our stock, the nature of other investment opportunities presented to us from time to time, our cash flows from operations, general economic conditions, and other risks and uncertainties that are more fully described in our filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and subsequent reports that we file with the Securities and Exchange Commission. Forward-looking statements represent our beliefs and assumptions only as of the date of this disclosure. We disclaim any obligation to update forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: March 3, 2020	By:	/s/ Alex Ko
Alex Ko
Executive Vice President and Chief Financial Officer